UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 18, 2008

SEARCHLIGHT MINERALS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On June 18, 2008 the Company issued a press release, which is attached hereto as Exhibit 99.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99  Press Release dated June 18, 2008, issued by Searchlight Minerals Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 18, 2008

SEARCHLIGHT MINERALS CORP.

By:	/s/ Ian R. McNeil
Ian R. McNeil
President

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated June 18, 2008, issued by Searchlight Minerals Corp.